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                                                                   EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated October 6, 1998 included in Summa Industries' Form 10-K for the year ended August 31, 1998 and to all references to our Firm included in this registration statement.

                                                /s/  ARTHUR ANDERSEN LLP

                                                ARTHUR ANDERSEN LLP


Los Angeles, California
May 20, 1999






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